UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 9, 2024

Informatica Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40936 (Commission File Number)	61-1999534 (I.R.S. Employer Identification Number)
2100 Seaport Boulevard
Redwood City, California 94063
(650) 385-5000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	INFA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Director.

On October 9, 2024, Elizabeth Rafael submitted her resignation as a member of the Board of Directors (the “Board”) and Chair of the Audit Committee of Informatica Inc. (the “Company”), effective immediately. Ms. Rafael’s resignation as a director was to focus on other commitments and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company and the Board are grateful to Ms. Rafael for her many contributions to the Company.

(d) Appointment of Director.

On October 10, 2024, the Board appointed Mitesh Dhruv as a director of the Company, effective immediately. Mr. Dhruv will serve as a Class I director, with a term expiring at the annual meeting of stockholders to be held in 2025, and as the Chair of the Audit Committee of the Board.

Mr. Dhruv will be compensated as set forth in the Company’s Outside Director Compensation Policy, which is described under the caption “Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 26, 2024 and is incorporated herein by reference.

There are no transactions between Mr. Dhruv and the Company that would be reportable under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Dhruv has not previously held any positions with the Company and has no family relations with any directors or executive officers of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 10, 2024
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	October 10, 2024	INFORMATICA INC.

		By:	/s/ Bradford Lewis
Bradford Lewis
Senior Vice President & Chief Legal Officer